2024 First Quarter Earnings Webcast April 26, 2024 18-K April 26, 2024

NorthWestern Energy 2 Forward Looking Statements During the course of this presentation, there will be forward- looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date of this document unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K and 10-Q along with other public filings with the SEC.

Recent Highlights • Reported GAAP diluted EPS of $1.06 o Non-GAAP diluted EPS of $1.091 • Affirming 2024 diluted EPS guidance of $3.42 - $3.62 • Affirming long-term (5 year) rate base and earnings per share growth rates targets of 4% - 6%2 • Completed debt financing needed for 2024 • Dividend Declared: $0.65 per share payable June 28, 2024 to shareholders of record as of June 14, 2024 Montana Electric and Gas Rate Review Filings Anticipated in third quarter of 2024 • Montana electric to include prudence review of Yellowstone County Generating Station Wildfire Mitigation Plan • Expect to release in May 2024 – Includes our new Public Safety Power Shutoff process. The plan recognizes and addresses the unique needs of our customers, communities, and first responders. 1.) See reconciliation of Non-GAAP adjustments on page 9 and “Non-GAAP Financial Measures” in appendix 2.) Based on 2022 adjusted non-GAAP earnings of $3.18 per diluted share and 2022 estimated rate base of $4.54 billion 3

9%-11% Total Growth 11%+ Total Growth Incremental Opportunities: 6% + EPS Growth ~5% Dividend Yield Base Capital Plan: 4%-6% EPS Growth  FERC Transmission  Incremental generating capacity (subject to successful resource procurement bids)  Qualifying Facility and / or Power Purchase Agreement buyouts  Electrification supporting economic development Nearly $2.5 billion of highly executable and low-risk capital investment forecasted over the next five years. This investment is expected to drive annualized earnings and rate base growth of approximately 4% - 6%. See slide titled “Strong Growth Outlook” for additional information. + The NorthWestern Value Proposition + 4 = =

First Quarter 2024 Financial Results 5 1.) See reconciliation of Non-GAAP adjustments on page 9 and “Non-GAAP Financial Measures” in appendix First Quarter Net Income vs Prior Period •GAAP: 2.6 million or 4.2% •Non-GAAP1: 4.2 million or 6.7% First Quarter EPS vs Prior Period •GAAP: $0.01 or 1.0% •Non-GAAP1: $0.04 or 3.8%

(in millions except per share amounts) 2024 2023 Variance % Variance Operating Revenues 475.3$ 454.5$ 20.8$ 4.6% 174.7 165.5 9.2 5.6% Utility Margin 300.6 289.0 11.6 4.0% Operating Expenses Operating and maintenance 54.2 55.9 (1.7) (3.0%) Administrative and general 40.4 34.7 5.7 16.4% Property and other taxes 47.2 49.2 (2.0) (4.1%) Depreciation and depletion 56.7 53.2 3.5 6.6% Total Operating Expenses 198.5 193.0 5.5 2.8% Operating Income 102.1 96.0 6.1 6.4% Interest expense (31.0) (28.0) (3.0) (10.7%) Other income, net 4.3 4.7 (0.4) (8.5%) Income Before Taxes 75.4 72.7 2.7 3.7% Income tax expense (10.3) (10.2) (0.1) (1.0%) Net Income 65.1$ 62.5$ 2.6$ 4.2% Effective Tax Rate 13.7% 14.1% (0.4%) Diluted Shares Outstanding 61.3 59.8 1.5 2.5% Diluted Earnings Per Share $1.06 $1.05 0.01$ 1.0% Dividends Paid per Common Share 0.65$ 0.64$ 0.01$ 1.6% Three Months Ended March 31, Fuel, purchased supply & direct transmission expense (exclusive of depreciation and depletion) 1 First Quarter Financial Results 6 1.) Utility Margin is a non- GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure.

After-tax EPS vs Prior Year First Quarter Earnings Drivers 7 1 2 Improvement in Utility Margin offset mild weather, higher OA&G expense, depreciation, interest expense, and share count dilution. 1.) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 2.) See reconciliation of Non-GAAP adjustments on page 9 and “Non- GAAP Financial Measures” in appendix.

First Quarter Utility Margin Bridge Pre-tax Millions vs. Prior Year $11.6 million or 4.0% increase in Utility Margin NOTE: Utility Margin is a non- GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 8

(1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re- aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Utility Margin is a non-GAAP Measure. See the slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. First Quarter 2024 Non-GAAP Earnings 9 We estimate weather to be a $1.2 million pre-tax detriment as compared to normal and a $4.8 million detriment as compared to first quarter 2023. The adjusted non-GAAP measures presented in the table reflect significant items that are non-recurring or a variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Credit, Cash flow and Financing Plans 10 Credit Ratings 2024 Financing Plan No equity expected to fund the current 5-year | $2.5 billion capital plan Financing plans (targeting a FFO to Debt ratio > 14%) are expected to maintain our current credit ratings. We expect to pay minimal cash taxes into 2028 due to utilization of our NOL’s and tax credits. Financing plans and are subject to change.

Strong Growth Outlook This guidance range is based upon, but not limited to, the following major assumptions: • Normal weather in our service territories; • An effective income tax rate of approximately 12%-14%; and • Diluted average shares outstanding of approximately 61.3 million. 2024 Non-GAAP EPS Guidance1 of $3.42 - $3.62  Affirming long-term (5 Year) expected growth rates • EPS growth of 4% to 6% from 2022 base year of $3.18 Non-GAAP • Rate base growth of 4% to 6% from 2022 base year $4.54 billion • Continued focus on earned returns driven by financial and operational execution  No equity expected to fund the current 5-year | $2.5 billion capital plan • Capital plan is expected to be funded by cash from operations (aided by net operating losses1) and secured debt • Any equity needs would be driven by opportunities incremental to the plan  Targeting FFO > 14% by end of 2024 and beyond  Earnings growth is expected to exceed dividend growth until we return to our targeted 60% to 70% payout ratio. 11 1.) See “2024 Earnings Bridge” in the Appendix for additional detail.

$2.5 billion of highly-executable and low-risk capital investment Regulated Utility Five-Year Capital Forecast 12

Montana Wildfire Mitigation Plan 13 Reduction of Ignition Potential System and Environmental Monitoring Enhanced Vegetation Maintenance Enriched Public Communication and Outreach  Comprehensive summary of wildfire mitigation activities  Expect to update plan with each electric rate review filing  Deferral treatment for wildfire costs beyond amounts authorized in rates (up to $95 million over 5 years)  Key elements of the plan, driven by risk analysis include: • Situational Awareness • Operational Practice • System Preparedness NorthWestern’s Public Safety Power Shutoff (PSPS) plan is expected to be implemented for the 2024 Montana wild fire season (second quarter). Our operational practice includes situationally performing power shutdowns and adjusting system operating protocols during periods of heightened wildfire risk. Power shutdown considerations include environmental conditions, system performance, and mitigating any potential impacts of an outage to customers and emergency services. • Vegetation Management • Public Communication Distribution 5.9% Transmission 7.3%  Linear line miles of highest risk Montana electric assets

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows 14 NorthWestern Energy Group, Inc. dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com

Appendix: 15

16 Disciplined Expense Program Source: FERC Form 1 Reports - 2022 expenses and company filings through S&P Global IQ Electric Non-Fuel O&M excludes fuel and steam costs for power generation, water costs for hydro operations and purchased power cost unless identified in company disclosures, electric employees are allocated by electric rate base weighting to total rate base Per Customer… Per Employee… Per Rate Base… NorthWestern maintains best-in-class expense efficiency among our regional peers. Appendix

(1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. (4) On June 15, 2023, we filed a South Dakota electric rate review filing (2022 test year) with the South Dakota Public Utility Commission Coal Generation Rate Base as a percentage of Total Rate Base Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 9 -14% of earnings from its jointly owned coal generation rate base. Rate Base & Authorized Return Summary Appendix 17

Generation Investment 18 * See NorthWestern Energy Group’s 2023 10-K for additional detail associated with litigation challenging the Yellowstone County Generating Station air quality permit. This litigation could further delay the project and increase costs. Construction of our 175 MW Yellowstone County Generating Station Montana 175 MW Yellowstone County Generating Station natural gas fired facility • Construction started April 2022 • Total cost of $310-$320 million with $267.5M incurred thru 3/31/2024 • Scheduled to be online in Q3 of 2024* 222 MW of Colstrip from Avista • $0 purchase price • Avista retains pre-closing environmental and pension liabilities • Transfer effective 12/31/2025 Filed in April 2023, the plan evaluates alternatives to reliably and affordably to meet customer needs over a 20 year horizon. With the anticipated addition of YCGS and Avista’s transfer of Colstrip, the plan anticipates resource adequacy into 2029. South Dakota Capacity generation in Aberdeen, SD to replace aging generation resources • Construction to start in 2024 • Total cost of $70 million • Scheduled to be completed end of 2025 Filed in September 2022, the plan identifies 43 megawatts as retire and replace candidates. We anticipate filing the next IRP in the summer of 2024. Appendix

2024 Earnings Bridge This guidance range is based upon, but not limited to, the following major assumptions: • Normal weather in our service territories; • An effective income tax rate of approximately 12%- 14%; and • Diluted average shares outstanding of approximately 61.3 million. 19 Appendix

Colstrip Transfer 20

Colstrip Transfer Overview NorthWestern Energy executed an agreement with Avista Corporation (Exit Agreement) for the transfer of Avista’s ownership interests in Colstrip Units 3 and 4. • Effective date of transfer: December 31, 2025 • Generating capacity: 222 MW (bringing our total ownership to 444 MW) • Transfer price: $0.00 • NorthWestern will be responsible for operational and capital costs beginning January 1, 2026. • The agreement does not require approval by the Montana Public Service Commission (MPSC). We expect to work with the MPSC in a future docket for cost recovery in 2026. • NorthWestern will have the right to exercise Avista’s vote with respect to capital expenditures1 between now and 2025 with Avista responsible for its pro rata share2. • Avista will retain its existing environmental and decommissioning obligations through life of plant. • Under the Colstrip Ownership & Operating Agreement, each of the owners will have a 90-day period in which to evaluate the transaction between NorthWestern and Avista to determine whether to exercise their respective right of first refusal. • We filed our Montana Integrated Resource Plan on April 28, 2023. This transaction is expected to satisfy our capacity needs in Montana for at least the next 5 years. 1. Avista retains the vote related to remediation activities. 2. Avista bears its current project share (15%) costs through 2025, other than “Enhancement Work Costs” for which it bears a time-based pro-rata share. Enhancement Work Costs are costs that are not performed on a least-costs basis or are intended to extend the life of the facility beyond 2025. See the Exit Agreement for additional detail. 21 Appendix

Colstrip Facility Ownership Overview NorthWestern is actively working with the other owners to resolve outstanding issues, including the associated pending legal proceedings. Additionally, the owners intend to pursue a mutually beneficial reallocation (swap) of megawatts between the two units that would ideally provide NorthWestern with a controlling (> 370 megawatts) share of Unit 4. 22 Appendix

Why Colstrip? Reliable  Existing resource, ready to serve our Montana customers. Avoids lengthy planning, permitting and construction of a new facility that would stretch in-service beyond 2026.  Reduces reliance on imported power and volatile markets, providing increased energy independence.  In-state and on-system asset mitigating the transmission constraints we experience importing capacity.  Adds critical long-duration, 24/7 on-demand generation necessary for balancing our existing portfolio. Affordable  222 MW of capacity with no upfront capital costs and stable operating costs going forward. o Equivalent new build would cost in excess of $500 million. o Incremental operating costs are known and reasonable. Resulting variable generation costs represent a 90%+ discount to market prices incurred during December’s polar vortex.  In addition to no upfront capital, low and stably priced mine-mouth coal supply costs. Sustainable  We remain committed to our net zero goal by 2050. This additional capacity, with a remaining life of up to 20 years, helps bridge the interim gap and will likely lead to less carbon post 2040.  Yellowstone County Generating Station is potentially our last natural gas resource addition in Montana.  Partners are committed to evaluate non-carbon long-duration alternative resources for the site.  Keeps the existing plant open and retains its highly skilled jobs vital to the Colstrip community.  Protects existing ownership interests with an ultimate goal of majority ownership of Unit 4. NorthWestern Energy executed an agreement with Avista Corporation for the transfer of Avista’s ownership interests in Colstrip Units 3 & 4. • Effective date of transfer: 12/31/2025 • Generating capacity: 222 MW • Transfer price: $0.00 23 Appendix

Why Colstrip? Reduces Risk  We are in a supply capacity crisis due to lack of resource adequacy, with approx. 40% of our customers’ peak needs on the market. This transaction will reduce our need to import expensive capacity during critical times.  Establishes clarity regarding operations past 2025 Washington state legislation deadline.  Reduces PCCAM risk sharing for customers and shareholders. 24 Appendix Bill Headroom  Stable pricing reduces impact of market volatility and high energy prices on customers. Aligned with ‘All of the Above’ energy transition in Montana  Supports our generating portfolio that is nearly 60% carbon-free today.  Provides future opportunity at the site while supporting economic development in Montana.  Agreement considers the appropriate balance of reliability, affordability and sustainability.

25 Appendix January 2024 Cold Weather Event - Montana The above charts illustrate our resource nameplate capacity, the actual resource specific contribution of energy, the capacity deficit we faced, and the market price of power during the January 2024 multi-day cold weather event in Montana. As a result of our capacity deficit, we were reliant upon the high and volatile power market a majority of the time to meet customer demand.

Our Net-Zero Vision Over the past 100 years, NorthWestern Energy has maintained our commitment to provide customers with reliable and affordable electric and natural gas service while also being good stewards of the environment. We have responded to climate change, its implications and risks, by increasing our environmental sustainability efforts and our access to clean energy resources. But more must be done. We are committed to achieving net zero emissions by 2050. • Committed to achieving net-zero by 2050 for Scope 1 and 2 emissions • Must balance Affordability, Reliability and Sustainability in this transition • No new carbon emitting generation additions after 2035 • Pipeline modernization, enhanced leak detection and development of alternative fuels for natural gas business • Electrify fleet and add charging infrastructure • Carbon offsets likely needed to ultimately achieve net-zero • Please visit www.NorthWesternEnergy.com/NetZero to learn more about our Net Zero Vision. 26 Appendix

First Quarter Appendix 27

Utility Margin (Q1) (dollars in millions) Three Months Ended March 31, 2024 2023 Variance Electric $ 227.9 $ 217.2 $ 10.7 4.9% Natural Gas 72.7 71.8 0.9 1.3% Total Utility Margin $ 300.6 $ 289.0 $ 11.6 4.0% (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. Increase in utility margin due to the following factors: $ 19.8 New base rates 3.5 Higher transmission revenue due to market conditions 0.9 Montana property tax tracker collections 0.2 Higher Montana natural gas transportation (3.5) Higher non-recoverable Montana electric supply costs due to higher electric supply costs (3.5) Lower natural gas retail volumes (3.2) Lower electric retail volumes (0.1) Other $ 14.1 Change in Utility Margin Impacting Net Income $ (2.4) Lower property & other taxes recovered in revenue, offset in property & other taxes (0.5) Lower revenue from higher production tax credits, offset in income tax expense 0.4 Higher operating expenses recovered in revenue, offset in operating & maintenance expense $ (2.5) Change in Utility Margin Offset Within Net Income $ 11.6 Increase in Utility Margin 28 Appendix

Operating Expenses (Q1) Increase in operating expenses due to the following factors: $ 3.5 Higher depreciation expense due to plant additions and higher depreciation rates 2.4 Litigation outcome (Pacific Northwest Solar) 2.2 Non-cash impairment of alternative energy storage investment 1.6 Higher labor and benefits(1) 0.5 Higher insurance expense 0.4 Higher property and other taxes not recoverable within trackers (2.6) Lower expenses at our electric generation facilities 0.2 Other $ 8.2 Change in Operating Expense Items Impacting Net Income (dollars in millions) Three Months Ended March 31, 2024 2023 Variance Operating & maintenance $ 54.2 $ 55.9 $ (1.7) (3.0)% Administrative & general 40.4 34.7 5.7 16.4% Property and other taxes 47.2 49.2 (2.0) (4.1)% Depreciation and depletion 56.7 53.2 3.5 6.6% Operating Expenses $ 198.5 $ 193.0 $ 5.5 2.8% $ (2.4) Lower property and other taxes recovered in trackers, offset in revenue (0.9) Pension and other postretirement benefits, offset in other income(1) 0.4 Higher operating and maintenance expenses recovered in trackers, offset in revenue 0.2 Higher deferred compensation, offset in other income $ (2.7) Change in Operating Expense Items Offset Within Net Income $ 5.5 Increase in Operating Expenses (1) In order to present the total change in labor and benefits, we have included the change in the non- service cost component of our pension and other postretirement benefits, which is recorded within other income on our Condensed Consolidated Statements of Income. This change is offset within this table as it does not affect our operating expenses. 29 Appendix

Operating to Net Income (Q1) (dollars in millions) Three Months Ended March 31, 2024 2023 Variance Operating Income $ 102.1 $ 96.0 $ 6.1 6.4% Interest expense (31.0) (28.0) (3.0) (10.7)% Other income, net 4.3 4.7 (0.4) (8.5)% Income Before Taxes 75.4 72.7 2.7 3.7% Income tax expense (10.3) (10.2) (0.1) (1.0)% Net Income $ 65.1 $ 62.5 $ 2.6 4.2% $3.0 million increase in interest expenses was primarily due to higher interest on long term debt partly offset by lower interest on our revolving credit facilities and higher capitalization of AFUDC. $0.4 million decrease in other income, net was primarily due to a non-cash impairment of an alternative energy storage equity investment and an increase in the non-service component of pension expense, partly offset by a reversal of a previously expensed CREP penalty and higher capitalization of AFUDC. $0.1 million increase in income tax expense was primarily due to higher pre-tax income.30 Appendix

Tax Reconciliation (Q1) 31 Appendix

Segment Results (Q1) (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 32 Appendix Three Months Ended March 31, 2024 Electric Gas Other Total Operating revenues 343,186$ 132,156$ -$ 475,342$ Fuel, purchased supply & direct transmission* 115,341 59,380 - 174,721 Utility margin 227,845 72,776 - 300,621 Operating and maintenance 40,299 13,883 - 54,182 Administrative and general 27,919 10,046 2,480 40,445 Property and other taxes 36,300 10,869 2 47,171 Depreciation & depletion 47,304 9,439 56,743 Operating income (loss) 76,023 28,539 (2,482) 102,080 Interest expense (24,657) (6,249) (73) (30,979) Other income (expense) 5,461 1,054 (2,196) 4,319 Income tax (expense) benefit (7,283) (3,173) 122 (10,334) Net income (loss) 49,544$ 20,171$ (4,629)$ 65,086$ Three Months Ended March 31, 2023 Electric Gas Other Total Operating revenues 295,308$ 159,234$ -$ 454,542$ Fuel, purchased supply & direct transmission* 78,134 87,358 - 165,492 Utility margin 217,174 71,876 - 289,050 Operating and maintenance 42,413 13,448 - 55,861 Administrative and general 24,968 9,766 14 34,748 Property and other taxes 38,251 10,898 2 49,151 Depreciation & depletion 43,898 9,350 - 53,248 Operating income (loss) 67,644 28,414 (16) 96,042 Interest expense (18,560) (3,251) (6,197) (28,008) Other income 3,366 1,415 (44) 4,737 Income tax benefit (expense) (6,628) 234 (3,847) (10,241) Net income (loss) 45,822$ 26,812$ (10,104)$ 62,530$ * Direct Transmission expense excludes depreciation and depletion (in thousands) 1 1

Electric Segment (Q1) (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure. 33 Appendix

Natural Gas Segment (Q1) 34 Appendix (1) Utility Margin is a non-GAAP Measure. See appendix slide titled “Reconciling Gross Margin to Utility Margin” for additional disclosure.

PCCAM Impact by Quarter Qualified Facility Earnings Adjustment Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.35 Appendix Pretax millions – shareholder (detriment) benefit

(dollars in millions) As of March 31, As of December 31, 2024 2023 Cash and cash equivalents 4.2$ 9.2$ Restricted cash 16.2 16.0$ Accounts receivable, net 186.9 212.3$ Inventories 103.8 114.5$ Other current assets 85.7 55.0$ Goodwill 357.6 357.6$ PP&E and other non-current assets 6,879.0 6,836.1$ Total Assets 7,633.4$ 7,600.7$ Payables 96.5 124.3 Other current liabilities 344.7 307.3 Total debt & capital leases 2,775.1 2,793.4 Other non-current liabilities 1,604.0 1,590.3 Shareholders' equity 2,813.0 2,785.3 Total Liabilities and Equity 7,633.4$ 7,600.7$ Capitalization: Total Debt & Capital Leases 2,775.1 2,793.4 Less: Basin Creek Capital Lease (8.0) (8.8) Shareholders' Equity 2,813.0 2,785.3 Total Capitalization 5,580.1$ 5,569.9$ Ratio of Debt to Total Capitalization 49.6% 50.0% Balance Sheet 36 Appendix

Reconciling Gross Margin to Utility Margin Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. (1) Utility Margin is a non-GAAP Measure. 37 Appendix 2024 2023 2024 2023 2024 2023 (in millions) Reconciliation of gross margin to utility margin Operating Revenues 343.2$ 295.3$ 132.1$ 159.2$ 475.3$ 454.5$ Less: Fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion shown l b l ) 115.3 78.1 59.4 87.4 174.7 165.5 Less: Operating & maintenance expense 40.3 42.4 13.9 13.5 54.2 55.9 Less: Property and other tax expense 36.3 38.3 10.9 10.9 47.2 49.2 Less: Depreciation and depletion expense 47.3 43.9 9.4 9.3 56.7 53.2 Gross Margin 104.0 92.6 38.5 38.1 142.5 130.7 Plus: Operating & maintenance expense 40.3 42.4 13.9 13.5 54.2 55.9 Plus: Property and other tax expense 36.3 38.3 10.9 10.9 47.2 49.2 Plus: Depreciation and depletion 47.3 43.9 9.4 9.3 56.7 53.2 Utility Margin 227.9$ 217.2$ 72.7$ 71.8$ 300.6$ 289.0$ Reconciliation of Gross Margin to Utility Margin for Quarter Ending March 31, Electric Natural Gas Total (1)

Non-GAAP Financial Measures 38 Appendix

Non-GAAP Financial Measures This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. 39 Appendix

Delivering a bright future 40